UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share 7.00% Series D Cumulative Convertible Preferred Stock	ARE ARE PD	New York Stock Exchange New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

Alexandria Real Estate Equities Inc. (“Alexandria”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) on May 9, 2019. At the 2019 Annual Meeting, there were present in person or by proxy 105,076,006 shares of Alexandria’s common stock, representing stockholders entitled to cast approximately 93% of the total outstanding eligible votes and constituting a quorum. Set forth below are the voting results for the three proposals considered and voted upon at the 2019 Annual Meeting, all of which were described in Alexandria’s definitive proxy statement for the 2019 Annual Meeting, filed with the Securities and Exchange Commission on April 9, 2019 (the “2019 Proxy Statement”):

1.    Election of Directors
Alexandria’s stockholders elected, by the votes indicated below, eight persons to serve as directors of Alexandria until its 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The following sets forth the results of the voting with respect to each candidate:

Director	For	Against	Abstained	Broker Non-Vote (1)
Joel S. Marcus	100,427,573	3,100,005	69,912	1,478,516
Steven R. Hash	101,451,543	2,089,477	56,470	1,478,516
John L. Atkins, III	62,721,277	39,720,965	1,155,248	1,478,516
James P. Cain	70,579,342	32,961,679	56,469	1,478,516
Maria C. Freire, Ph.D.	70,820,573	32,720,725	56,192	1,478,516
Richard H. Klein	96,891,393	6,649,235	56,862	1,478,516
James H. Richardson	101,634,905	1,906,107	56,478	1,478,516
Michael A. Woronoff	102,692,927	848,037	56,526	1,478,516

(1)
Broker non-votes represent proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock.

2.    Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
Alexandria’s stockholders voted upon, on a non-binding, advisory basis, whether to approve the compensation of its named executive officers, as disclosed in Alexandria’s 2019 Proxy Statement. 95,300,315 votes were cast “for” the approval, 8,257,374 votes were cast “against” the approval and 39,801 votes abstained. Additionally, there were 1,478,516 broker non-votes for this proposal.

3.    Ratification of Appointment of Independent Public Registered Accountants
Alexandria’s stockholders voted to ratify the appointment of Ernst & Young LLP as Alexandria’s independent registered public accountants for the fiscal year ending December 31, 2019. 102,764,453 votes were cast “for” the ratification, 2,266,068 votes were cast “against” the ratification and 45,485 votes abstained. There were no broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date:	May 10, 2019	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer